UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2016

ASHLAND INC.

(Exact name of registrant as specified in its charter)

Kentucky

(State or other jurisdiction

of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard

P.O. Box 391

Covington, Kentucky 41012-0391

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Ashland Credit Agreement

On July 8, 2016, Ashland Inc. (“Ashland”) entered into Amendment No. 1 (as amended or otherwise modified from time to time, the “Ashland Amendment”) to the Credit Agreement (as amended or otherwise modified from time to time, the “Ashland Credit Agreement”) dated as of June 23, 2015, among Ashland, The Bank of Nova Scotia, as Administrative Agent, Swing Line Lender and an L/C Issuer, Citibank, N.A., as Syndication Agent, and the Lenders from time to time party thereto.

The Ashland Amendment amends the Ashland Credit Agreement to permit, among other things, (i) the merger of Ashland into a subsidiary of Ashland Global Holdings Inc. (“Ashland Global”), pursuant to which Ashland Global will become Ashland’s new public parent company, (ii) the series of transactions after which (a) Valvoline US LLC will own substantially all of the assets constituting the Valvoline business and (b) Ashland will no longer own the Valvoline business (the “Ashland Reorganization”) and (iii) borrowings by Valvoline Inc. (“Valvoline”) or one or more finance subsidiaries of Valvoline US LLC (“Valvoline US”), a newly formed subsidiary of Ashland, of up to $1,250 million in indebtedness (the “Valvoline Borrowings”). Additionally, the Ashland Amendment provides that once the aggregate principal amount of the Valvoline Borrowings reaches $750 million, Ashland is required to use the net proceeds of such Valvoline Borrowings to repay its existing term loan A loans and/or permanently reduce its existing revolving credit commitments under the Ashland Credit Agreement in an aggregate amount of up to $1 billion.

The foregoing summary of the Ashland Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Ashland Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Valvoline Credit Agreement

On July 11, 2016, Valvoline Finco One LLC (“Valvoline Finco”), a Delaware limited liability company and a wholly owned, newly formed finance subsidiary of Valvoline US, entered into a Credit Agreement (the “Valvoline Credit Agreement”) among Valvoline Finco, as the Initial Borrower, The Bank of Nova Scotia, as Administrative Agent, Citibank, N.A., as Syndication Agent, and the Lenders party thereto. The Valvoline Credit Agreement provides for an aggregate principal amount of $1,325 million in senior secured credit facilities (the “Valvoline Credit Facilities”), comprised of (i) a five-year $875 million term loan A facility (the “Term Loan Facility”) and (ii) a five-year $450 million revolving credit facility (including a $100 million letter of credit sublimit) (the “Revolving Facility”). The Valvoline Credit Facilities were undrawn as of the signing date (such date, the “Effective Date”). Proceeds of borrowings under the Valvoline Credit Facilities will be used, among other things, (i) to repay existing Ashland debt, (ii) to pay fees and expenses related to the Valvoline Credit Facilities and (iii) for ongoing working capital and general corporate purposes.

The initial funding (such date, the “Funding Date”) under the Valvoline Credit Facilities is subject to certain conditions precedent, including (i) execution of the guaranty and security agreements, (ii) satisfaction of certain collateral requirements, (iii) delivery of a certificate by the Borrower (as defined below) that it expects to or has received certain tax opinions related to the Ashland Reorganization and the spin-off of Valvoline, (iv) payment of fees and expenses to the administrative agent, the arrangers and lenders, (v) the transfer of the Valvoline business to the Borrower and its subsidiaries, (vi) the liabilities of the Borrower not exceeding $200 million in the aggregate other than certain specified liabilities, (vii) the merger of Valvoline Finco with and into Valvoline, (viii) the Valvoline business having, on a pro forma basis, at least $350 million of unrestricted cash and unused revolving credit commitments in the aggregate (under both the Revolving Facility and the Permitted Receivables Facility (as defined in the Valvoline Credit Agreement)), (ix) after giving effect to the initial funding, the Consolidated Net Leverage Ratio (as defined in the Valvoline Credit Agreement) not exceeding 3.50 to 1.00, (x) any Dispositions (as defined in the Valvoline Credit Agreement) of assets of the Valvoline business complying with certain covenants set forth in the Valvoline Credit Agreement and (xi) certain other conditions set forth in the Valvoline Credit Agreement. Following the merger of Valvoline Finco with and into Valvoline, Valvoline will become the borrower for all purposes under the Valvoline Credit Agreement. For purposes hereof, prior to such merger, the “Borrower” refers to Valvoline Finco, and after such merger, the “Borrower” refers to Valvoline.

Effective at the time on the Funding Date, the Valvoline Credit Facility will be guaranteed by Valvoline’s existing and future subsidiaries (other than certain immaterial subsidiaries, joint ventures, special purpose financing subsidiaries, regulated subsidiaries, foreign subsidiaries and certain other subsidiaries), and will be secured by a first-priority security interest in substantially all the personal property assets, and certain real property assets, of Valvoline and the guarantors, including all or a portion of the equity interests of certain of Valvoline’s domestic subsidiaries and first-tier foreign subsidiaries and, in certain cases, a portion of the equity interests of other foreign subsidiaries.

At the Borrower’s option, loans issued under the Valvoline Credit Agreement will bear interest at either LIBOR or an alternate base rate, in each case plus the applicable interest rate margin. Loans will initially bear interest at LIBOR plus 2.375% per annum, in the case of LIBOR borrowings, or at the alternate base rate plus 1.375%, in the alternative, through and including the date of delivery of a quarterly compliance certificate and thereafter the interest rate will fluctuate between LIBOR plus 1.500% per annum and LIBOR plus 2.500% per annum (or between the alternate base rate plus 0.500% per annum and the alternate base rate plus 1.500% annum), based upon the Borrower’s corporate credit ratings or the Consolidated First Lien Net Leverage Ratio (as defined in the Valvoline Credit Agreement) (whichever yields a lower applicable interest rate margin) at such time. In addition, after the Funding Date, the Borrower will initially be required to pay fees of 0.375% per annum on the daily unused amount of the Revolving Facility through and including the date of delivery of a compliance certificate, and thereafter the fee rate will fluctuate between 0.200% and 0.500% per annum, based upon the Borrower’s corporate credit ratings or the Consolidated First Lien Net Leverage Ratio (whichever yields a lower applicable rate). On either the Funding Date or the date of the termination of the Valvoline Credit Agreement without the funding of any loans thereunder, the Borrower will be required to pay a ticking fee of 0.375% per annum on the amount of the aggregate commitments under the Valvoline Credit Facilities. The ticking fee accrues from the date that is ninety days after the Effective Date until the Funding Date or the date of such termination.

The Valvoline Credit Facilities may be prepaid at any time without premium. The Term Loan Facility will amortize at a rate of 5% per annum in each of the first and second years after the Funding Date (payable in equal quarterly installments), 10% per annum in each of the third and fourth years after funding (payable in equal quarterly installments), and 5% per quarter for each of the first three calendar quarters during the fifth year after the Funding Date, with the outstanding balance of the Term Loan Facility to be paid on the final maturity date. The final maturity date of the Valvoline Credit Facilities is the date that is the fifth anniversary after the Funding Date unless the Funding Date is more than 6 months after the Effective Date, in which case the final maturity date will be shortened by the number of days that the Funding Date exceeds the date that is 6 months after the Effective Date.

The Valvoline Credit Agreement contains usual and customary representations and warranties, and usual and customary affirmative and negative covenants, including limitations on liens, additional indebtedness, investments, restricted payments, asset sales, mergers, affiliate transactions and other customary limitations, as well as financial covenants (including maintenance of a maximum consolidated leverage ratio and a minimum consolidated interest coverage ratio) and other customary limitations. The Valvoline Credit Agreement also contains usual and customary events of default, including non-payment of principal, interest, fees and other amounts, material breach of a representation or warranty, non-performance of covenants and obligations, default on other material debt, bankruptcy or insolvency, material judgments, incurrence of certain material ERISA liabilities, impairment of loan documentation or security and change of control.

The foregoing summary of the Valvoline Credit Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Valvoline Credit Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 8.01. Other Events

On July 11, 2016, Ashland Inc. issued a news release announcing the entry into the Ashland Amendment and the Valvoline Credit Agreement as a next step in the separation of its specialty chemicals and Valvoline businesses. A copy is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Amendment No. 1 dated as of July 8, 2016, to the Credit Agreement, dated as of June 23, 2015, among Ashland Inc., The Bank of Nova Scotia, as Administrative Agent, Swing Line Lender and an L/C Issuer, Citibank, N.A., as Syndication Agent, and the Lenders from time to time party thereto.

10.2	Credit Agreement dated as of July 11, 2016, among Valvoline Finco One LLC, as Initial Borrower, The Bank of Nova Scotia, as Administrative Agent, Swing Line Lender and an L/C Issuer, Citibank, N.A., as Syndication Agent, and the Lenders party thereto.

99.1	News Release announcing entry into the Ashland Amendment and the Valvoline Credit Agreement, dated July 11, 2016.

Forward-Looking Statements

This Form 8-K contains forward-looking statements. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements include statements relating to status of the separation process, the plan to pursue an IPO of up to 20 percent of the common stock of Valvoline and the expected completion of the separation through the subsequent distribution of Valvoline common stock, the anticipated timing of completion of the planned IPO and subsequent distribution of the remaining Valvoline common stock, the plan to reorganize under a new public holding company to be called Ashland Global Holdings Inc., the availability of borrowings under the Valvoline Credit Agreement and Ashland’s and Valvoline’s ability to pursue their long-term strategies. In addition, Ashland may from time to time make forward-looking statements in its annual report, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, including the proposed separation of its specialty chemicals and Valvoline businesses, the proposed IPO of its Valvoline business, the expected timetable for completing the IPO and the separation, the proposal to reorganize under a new holding company, the future financial and operating performance of each company, strategic and competitive advantages of each company, the leadership of each company, and future opportunities for each company, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the possibility that the proposed IPO, new holding company reorganization or separation will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors or the failure to obtain shareholder approval of the new holding company reorganization; the potential for disruption to Ashland’s business in connection with the proposed IPO, new holding company reorganization or separation; the potential that the new Ashland and Valvoline do not realize all of the expected benefits of the proposed IPO, new holding company reorganization or separation or obtain the expected credit ratings following the proposed IPO, new holding company reorganization or separation; the possibility that Ashland and Valvoline may not satisfy the conditions precedent to borrowing under the Valvoline Credit Agreement; Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K and its Form 10-Q for the quarterly period ended March 31, 2016 (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this Form 8-K whether as a result of new information, future event or otherwise.

Non-solicitation

A registration statement relating to the securities of Ashland Global Holdings Inc. has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy these securities be accepted before the time the registration statement becomes effective. This Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

Additional Information and Where to Find It

In connection with the reorganization, Ashland filed with the SEC the Ashland Global Holdings Inc. registration statement (the “Ashland Global Registration Statement”) that includes a proxy statement of Ashland Inc. that also constitutes a prospectus of Ashland Global Holdings Inc. (which Ashland Global Registration Statement has not yet been declared effective). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT ASHLAND INC., ASHLAND GLOBAL HOLDINGS INC. AND THE REORGANIZATION. A definitive proxy statement will be sent to shareholders of Ashland Inc. seeking approval of the reorganization after the Ashland Global Registration Statement is declared effective. The proxy statement/prospectus and other documents relating to the reorganization can be obtained free of charge from the SEC website at www.sec.gov.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or shareholder. However, Ashland Inc., Ashland Global Holdings Inc. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the reorganization under the rules of the SEC. Information regarding Ashland Inc.’s directors and executive officers may be found in its definitive proxy statement relating to its 2016 Annual Meeting of Shareholders filed with the SEC on December 4, 2015 and in the proxy statement/prospectus included in the Ashland Global Registration Statement. Information regarding Ashland Global Holdings Inc.’s directors and executive officers may be found in the proxy statement/prospectus included in the Ashland Global Registration Statement. These documents can be obtained free of charge from the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.
(Registrant)

July 11, 2016	/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description

10.1	Amendment No. 1 dated as of July 8, 2016, to the Credit Agreement, dated as of June 23, 2015, among Ashland Inc., The Bank of Nova Scotia, as Administrative Agent, Swing Line Lender and an L/C Issuer, Citibank, N.A., as Syndication Agent, and the Lenders from time to time party thereto.

10.2	Credit Agreement dated as of July 11, 2016, among Valvoline Finco One LLC, as Initial Borrower, The Bank of Nova Scotia, as Administrative Agent, Swing Line Lender and an L/C Issuer, Citibank, N.A., as Syndication Agent, and the Lenders party thereto.

99.1	News Release announcing entry into the Ashland Amendment and the Valvoline Credit Agreement, dated July 11, 2016.